ORIGINAL

onsetfinancial

LEASE SCHEDULE NO. 001
TO
MASTER LEASE AGREEMENT NO. OFI1445421

This Lease Schedule No. 001 dated August 8, 2022 (the "Schedule") between **ONSET FINANCIAL, INC.** (the "Lessor") and **THE SUSTAINABLE GREEN TEAM, LTD.** and **MULCH MANUFACTURING, INC.**, as co-lessees, (collectively, the "Lessee") incorporates by reference the terms and conditions of Master Lease Agreement No. OFI1445421 dated August 8, 2022 (the "Master Lease"), the Master Progress Payment Agreement dated August 8, 2022 (the "MPPA"), the Exhibit A ("Property") and the Exhibit B ("Stipulated Loss Schedule"), and constitutes a separate lease between Lessor and Lessee and is referred to herein as the "Lease". Lessor shall have the right to replace this Schedule with multiple Schedules and to replace the related Stipulated Loss Schedules with multiple Stipulated Loss Schedules for the purpose of segregating the Property into separate Lease Schedules. All capitalized terms used herein but not defined herein shall have the same meanings ascribed to them in the Master Lease.

SECTION 1 PROPERTY: All furniture, fixtures, and equipment relating to mulch production facilities including but not limited to office equipment, manufacturing equipment, rolling stock, scales, dry kilns and boilers, sawmill and scales, mulch processing, coloring, and bagging equipment, each of the foregoing together with any and all replacement parts, components, accessories, and related items thereto and other items of Property purchased or paid for by Lessor pursuant to the MPPA, including without limitation all Progress Payment Certificates signed in connection with said MPPA which relate to this Schedule, all of which shall be more fully described in an Exhibit A to the Acceptance and Delivery Certificate, together with any and all attachments, accessions, additions, enhancements and replacements thereto (collectively, the "Property"). Software and soft costs collectively shall not exceed 20% of the Total Property Cost.

The Property subject to this Schedule shall be more fully described on the Exhibit A to the Acceptance and Delivery Certificate which shall be later executed by Lessee in connection with this Schedule. Upon Lessee's execution of the Acceptance and Delivery Certificate, this Section 1 shall be amended automatically to include all such Property.

SECTION 2 PROPERTY LOCATION: Location(s) as set forth on the Exhibit A to the Acceptance and Delivery Certificate.

Notwithstanding Section 8(a) of the Master Lease, Lessor acknowledges that a portion of the Property will temporarily leave the above location in the ordinary course of business. Lessee confirms to Lessor that the Property shall remain at all times under the control of Lessee. Within ten (10) days of Lessor's request, Lessee agrees to provide Lessor with an updated list which shall include: (i) each item of Property under the Lease, and (ii) the then current location for each item of Property. Lessee's failure to provide an updated list of Property within the time frame set forth above shall constitute an additional Event of Default under the Lease.

SECTION 3 BASE PERIOD: Thirty (30) months starting on the Base Period Commencement Date

SECTION 4 TOTAL PROPERTY COST NOT TO EXCEED: $7,500,000.00

SECTION 5 MONTHLY LEASE RATE FACTOR: 0.03495

SECTION 6 MONTHLY RENTAL: $262,125.00, plus applicable sales/use and property tax

SECTION 7 RENTAL FREQUENCY: Monthly in advance

ORIGINAL

SECTION 8 DEPOSIT: $262,125.00. Provided no Event of Default has occurred under the Lease, the Deposit shall be applied to the last Monthly Rental, plus applicable sales/use and property tax. In the event the Early Buyout Option provision is exercised, the Deposit shall be non-refundable and further shall not apply to offset an early buyout payment.

SECTION 9 DATE OF ACCEPTANCE: As specified in the Acceptance and Delivery Certificate

SECTION 10 FLOATING LEASE RATE FACTOR: The Monthly Lease Rate Factor indicated in Section 5, shall increase .00006776 for every five (05) basis point increase in thirty-six (36) month U.S. Treasury Notes as of the Date of Acceptance of the Property (the "Amended Monthly Lease Rate Factor"), at which time the Monthly Rental under this Schedule shall be adjusted by multiplying the Total Property Cost, indicated in Section 4, by the Amended Monthly Lease Rate Factor. The thirty-six (36) month U.S. Treasury Note yield used as the basis for the calculation of the Amended Monthly Lease Rate Factor herein is 3.56%.

SECTION 11 ADDITIONAL PROVISIONS:

a. PAYMENT BY ELECTRONIC TRANSFER: Lessee authorizes Lessor or its assigns to electronically transfer all rental payments and other monies due under this Schedule from Lessee's account maintained with its financial institution, and Lessee agrees to execute and deliver a written "Authorization for Electronic Transfer" form to Lessor to affect such transfers. Failure or refusal of Lessee to authorize such transfers or failure of Lessor or its assigns to receive such payments by electronic transfer shall constitute an additional Event of Default under the Master Lease. Upon the occurrence of the Event of Default specified above, Lessor shall be entitled to exercise its rights and remedies under the Lease.

b. PURCHASE OPTION: For purposes of this Schedule only, and provided no Event of Default has occurred under the Lease, at the end of the Base Period, the following amendment shall apply: Option (1) of Section 2.b of the Master Lease shall be revised to state "buyout Lessee's Renewal Period obligations and purchase the Property for an amount to be determined by Lessor, in Lessor's sole discretion, of not less than twenty percent (20%) and not greater than forty percent (40%) of the Total Property Cost".

c. EARLY BUYOUT PROVISION: Provided Lessee has made twelve (12) Base Period Monthly Rental payments under the Lease, and provided no Event of Default has occurred, Lessee may early terminate the lease upon thirty (30) days prior written notice to Lessor by paying to Lessor the present value of the remaining Base Period Monthly Rental payments, discounted at 2% (plus all applicable taxes, late charges, and any and all other sums due under the Lease), plus purchase the Property for an amount to be determined by Lessor, in Lessor's sole discretion, of not less than twenty percent (20%) and not greater than forty percent (40%) of the Total Property Cost.

d. INCLUSION OF ADDITIONAL LESSEE: For purposes of this Schedule only, as an additional condition to the Lease, Lessor requires the addition of **MULCH MANUFACTURING, INC.** ("Additional Lessee") as an obligated party to the Lease in the capacity of Lessee. In accordance with the foregoing, the Lease, including the Master Lease, MPPA, the Schedule and all related documents shall be revised such that the Additional Lessee shall be deemed to be included in the defined term of "Lessee". As such, Additional Lessee agrees to be jointly and severally obligated as Lessee under the Lease. Each reference in the Lease to the term "Lessee" or to "you" shall be deemed to refer to each Lessee, jointly and severally, including Additional Lessee. By execution below, Additional Lessee agrees (i) to be bound by all terms and conditions of the Master Lease, the MPPA, the Schedules, and the Lease, and all documents executed in connection with any of the foregoing, (ii) to be jointly and severally obligated as Lessee in the Master Lease, MPPA, the Schedule and the Lease, (iii) that each representation and warranty made by Lessee in the Lease shall be deeded to have been made by Additional Lessee, and (iv) that it has read and understands the terms of the Lease, including the Master Lease, the MPPA and the Schedule.

ORIGINAL

e. WAIVERS: For purposes of this Lease and to ensure that Lessor shall be granted all right, title and interest in and to the Property, and to further ensure that Lessor shall be indemnified from and against any loss or damage it might incur resulting from liens, claims, security interest or encumbrances existing or of records against the Property Location or the Property, Lessee agrees (i) to provide to Lessor any documentation requested, including but not limited to bills of sale, waivers of interest, lien releases, mechanic's lien releases, mortgagee waivers, and any additional waivers (collectively the "Waivers"), and (ii) to use its commercially reasonable best efforts to cause any third parties deemed necessary by Lessor to execute such Waivers. Unless otherwise agreed to in writing by Lessor, Lessee's failure to provide Waivers shall constitute an additional Event of Default under the Lease.

f. SALE LEASEBACK: Notwithstanding anything to the contrary herein, Lessor and Lessee acknowledge and agree that all or a portion of this Lease may be structured as a sale leaseback, whereby Lessor may purchase all or a portion of the Property from Lessee for purposes of leasing the Property back to Lessee, in accordance with the terms and conditions set forth in a Sale and Leaseback Agreement which may be executed in connection with this Lease.

g. BAILEE: Notwithstanding anything to the contrary contained herein or in the Master Lease, Lessor and Lessee acknowledge and agree that Lessee may deliver possession of the Property to one or more related companies (collectively, the "Bailee"). Inasmuch as the Property may be located at and in use by the Bailee, Lessee agrees, to (i) cooperate with Lessor in protecting Lessor's interests in the Property, (ii) authorize Lessor to take any measures necessary to protect its ownership and/or interest in the Property, and (iii) execute, or cause each Bailee to execute, any further documentation and to take any further actions, reasonably requested by Lessor to evidence ownership or to perfect the security interest granted under the Lease or to effectuate the rights granted to Lessor under the Lease.

h. TITLED PROPERTY: Lessee shall, at Lessee's own expense, register, title and license each vehicle in Lessor's name and in the manner prescribed by Lessor as required by the applicable government or regulatory agency(ies), or shall assign and deliver the vehicle's title to Lessor upon execution of the Lease. Lessee will do whatever may be necessary to have a statement of the interest of any assignee of Lessor in any vehicle noted on any certificate of title relating to any vehicle and will deliver said certificate to Lessor. In event Lessor registers, titles and/or licenses any vehicle, Lessee shall immediately reimburse Lessor for all expenses relating thereto.

LESSEE ACKNOWLEDGES THAT LESSOR IS NOT THE MANUFACTURER, THE AGENT OF THE MANUFACTURER, OR THE DISTRIBUTOR OR VENDOR OF ANY VEHICLE. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE FITNESS, SAFETY, DESIGN, MERCHANTABILITY, CONDITION, QUALITY, CAPACITY OR WORKMANSHIP OF ANY VEHICLE, SUITABILITY FOR ITS INTENDED PURPOSE, NOR ANY WARRANTY THAT ANY VEHICLE WILL SATISFY THE REQUIREMENTS OF ANY LAW OR ANY CONTRACT SPECIFICATION, AND ALL SUCH WARRANTIES ARE HEREBY DISCLAIMED; AND AS BETWEEN LESSOR AND LESSEE, LESSEE AGREES TO BEAR ALL SUCH RESPONSIBILITY AT ITS SOLE RISK AND EXPENSE. LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE CLAIMS AGAINST LESSOR, ON ANY VEHICLE FOR BREACH OF WARRANTY OF ANY KIND WHATSOEVER, AND AS TO LESSOR, LESSEE LEASES EACH VEHICLE IN ITS "AS IS" CONDITION WHEN FIRST RECEIVED. IN NO EVENT SHALL LESSOR BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHATSOEVER OR HOWSOEVER CAUSED.

i. ADDITIONAL COLLATERAL: Lessor, as Secured Party, and Lessee, as Debtor, have entered into a Security Agreement (Accounts Receivable) dated contemporaneously herewith (the "Security Agreement"), pursuant to which Lessee has granted to Lessor a security interest in Lessee's accounts receivable (the "Collateral" as described in the Security Agreement) to secure Lessee's obligations under this Schedule. Lessee's breach of any of its representations, warranties, covenants, and agreements under the Security Agreement shall constitute an additional Event of Default under the Master Lease. Upon the occurrence of

an Event of Default specified above, Lessor shall be entitled to exercise all its rights and remedies under the Master Lease and under the Security Agreement, including without limitation as an additional remedy, foreclosure of Lessor's security interest in the Collateral as provided under the Security Agreement.

j. RELEASE OF ADDITIONAL COLLATERAL: Upon Lessee's written request, Lessor agrees to release the security interest in the Additional Collateral provided that the following conditions have been met to Lessor's satisfaction: (i) no Event of Default has occurred under the Lease, and (ii) Lessee shall have obtained a new loan from the USDA or obtained a traditional line of credit from another lending institution, either of which loan arrangements must be satisfactory to Lessor.

k. EXECUTION OF SCHEDULE IN UTAH: Lessee's execution and delivery of this Schedule shall constitute its offer to lease the Property described herein upon the terms and conditions set forth herein. Lessor's subsequent execution of this Schedule in Utah and delivery to Lessee shall constitute its acceptance of this Lease. The Lease shall be deemed made in Utah.

l. MASTER LEASE TERMS AND CONDITIONS: Unless otherwise specifically modified herein, all terms and conditions of the Master Lease shall continue to be in full force and effect without change.

SECTION 12 REPRESENTATION OF LESSEE: Lessor and Lessee agree that this Schedule is a "Finance Lease" as defined by the Uniform Commercial Code Article 2A, in that (i) Lessee has selected the Property in its sole discretion, (ii) Lessor has acquired the Property solely for the purpose of leasing such Property under this Schedule, and (iii) Lessee has received a copy of the contract evidencing Lessor's purchase of the Property.

[Signature(s) on following page]

ORIGINAL

[Lease Schedule No. 001 Signature Page]

LESSOR:	LESSEE:
ONSET FINANCIAL, INC.	**THE SUSTAINABLE GREEN TEAM, LTD.**
BY: *Laura Assis* Laura de Assis	BY: [signature]
TITLE: Vice President	TITLE: CEO
	LESSEE:
	MULCH MANUFACTURING, INC.
	BY: [signature]
	TITLE: CEO

\\UTSJ-VS-WFS01.OSFI.Local\Lease Operations\Master Library\Schedule Documents\Lease Schedule - PF.dotx

ORIGINAL

EXHIBIT B
STIPULATED LOSS SCHEDULE
DATED NOVEMBER 16, 2022
TO
LEASE SCHEDULE NO. 001
DATED AUGUST 08, 2022
TO
MASTER LEASE AGREEMENT NO. OFI1445421
STIPULATED LOSS VALUE TABLE

AFTER MONTHLY PAYMENT	TOTAL STIPULATED LOSS VALUE	STIPULATED LOSS PERCENTAGE	AFTER MONTHLY PAYMENT	TOTAL STIPULATED LOSS VALUE	STIPULATED LOSS PERCENTAGE
0	$10,875,000	145.00%	16	$7,262,709	96.84%
1	$10,689,592	142.53%	17	$7,016,802	93.56%
2	$10,463,183	139.51%	18	$6,770,136	90.27%
3	$10,235,885	136.48%	19	$6,522,707	86.97%
4	$10,007,696	133.44%	20	$6,274,513	83.66%
5	$9,778,611	130.38%	21	$6,044,143	80.59%
6	$9,614,270	128.19%	22	$5,791,952	77.23%
7	$9,379,636	125.06%	23	$5,539,087	73.85%
8	$9,144,179	121.92%	24	$5,285,545	70.47%
9	$8,907,896	118.77%	25	$5,031,326	67.08%
10	$8,670,785	115.61%	26	$4,776,428	63.69%
11	$8,432,842	112.44%	27	$4,520,848	60.28%
12	$8,194,065	109.25%	28	$4,264,584	56.86%
13	$7,954,450	106.06%	29	$4,009,302	53.46%
14	$7,752,253	103.36%	30	$3,750,000	50.00%
15	$7,507,859	100.10%	and thereafter		

This Stipulated Loss Schedule replaces and supercedes any and all Stipulated Loss Schedules signed previously in connection with Lease Schedule No. 001

The Stipulated Loss Value for any item of lost, damaged or destroyed Property shall be the Lessor's original cost of such item of Property multiplied by the Stipulated Loss Percentage indicated in the above table which corresponds to the month of the Lease after the Base Period Commencement Date in which the last Monthly Rental payment was made. In the event of a total loss or destruction, the Stipulated Loss Value for all lost or damaged Property shall be equal to the percentage or dollar amount, as the case may be, listed under the Total Stipulated Loss Value indicated above which corresponds to the month of the Lease after the Base Period Commencement Date in which the last Monthly Rental payment was made. If a partial or total loss occurs at any time prior to the Base Period Commencement Date of the Lease, then the Stipulated Loss Value shall be equal to 145% of the total amount funded. In the event the Lease is continued for any reason, then the last percentage or dollar amount, as the case may be, shown above shall control throughout any such continued term.

In the event of default under the Lease, Lessor may, in addition to all other remedies available to it under the Lease, recover the dollar amount listed under the Total Stipulated Loss Value indicated above as of the Monthly Rental payment date immediately preceding the date of the default.

[Signature(s) on following page]

ORIGINAL

[STIPULATED LOSS SCHEDULE TO LEASE SCHEDULE NO. 001 SIGNATURE PAGE]

LESSOR:

ONSET FINANCIAL, INC.

BY: Laura Assis
Laura de Assis
TITLE: Vice President

LESSEE:

THE SUSTAINABLE GREEN TEAM, LTD.

BY: ______________________

TITLE: CFO

LESSEE:

MULCH MANUFACTURING, INC.

BY: ______________________

TITLE: CFO

onsetfinancial

SECURITY AGREEMENT
(Accounts Receivable)

THIS SECURITY AGREEMENT (this "Security Agreement") is made between **THE SUSTAINABLE GREEN TEAM, LTD.**, a corporation organized in the State of Delaware, with its chief executive office located at 24200 County Road 561, Astatula, Florida 34705 and **MULCH MANUFACTURING, INC.**, a corporation organized in the State of Ohio, with its chief executive office located at 24200 County Road, 561, Astatula, Florida 34705, (collectively, the "Debtor") and **ONSET FINANCIAL, INC.**, a Utah corporation, with its chief executive office located at 274 West 12300 South, Draper, Utah 84020 (the "Secured Party").

1. Background. Secured Party (the "Lessor") and Debtor (the "Lessee") have entered into Lease Schedule No. 001 dated August 8, 2022 (the "Schedule") to Master Lease Agreement No. OFI1445421 dated August 8, 2022 (the "Master Lease"). Debtor has or will execute and deliver to Secured Party an Acceptance and Delivery Certificate (the "Acceptance Certificate") certifying it has accepted the leased property for all purposes under the Schedule. The Master Lease, the Schedule and the Acceptance Certificate, together with all amendments, riders and supplements thereto, are referred to herein collectively as the "Lease".

As a condition to Secured Party's execution and performance of the Lease, Secured Party requires Debtor to grant a security interest in the "Collateral" described herein to secure Debtor's payment and performance of all of its obligations under the Lease.

2. Grant of Security Interest. For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor hereby grants to the Secured Party a valid first lien and priority security interest in the "Collateral" described in Section 3 to secure all of Debtor's obligations (including without limitation all payment obligations) under the Lease and all other obligations and liabilities of Debtor to the Secured Party for which the Debtor is now or may become liable in any manner, whether such obligations arise under the Lease or otherwise, and whether primary or secondary, direct or indirect contingent or absolute, and howsoever arising, including without limitation, all costs and expenses incurred in connection with the Lease or in the protection or maintenance of the Collateral or in the enforcement of this Security Agreement, including without limitation, court costs and attorneys' fees.

3. Collateral. The property serving as "Collateral" and subject to the above security interest is as follows:

All accounts receivable and related contract rights of Debtor, now owned or hereafter acquired, together with all proceeds thereof (the "Accounts Receivable"), and all chattel paper (whether electronic or tangible) and instruments evidencing any obligation to Debtor for payment for goods sold or services rendered in connection with all Accounts Receivable, together with all guaranties and property securing the payment of or performance under any Account Receivable.

No reference to "proceeds" in this Security Agreement authorizes any sale, transfer, or other disposition of the Collateral by the Debtor.

4. Representations, Warranties and Covenants. Debtor represents, warrants, and covenants with Secured Party as follows:

a. Title. Debtor is the absolute owner of the Collateral with full rights and interest therein, all of which is free and clear of any and all liens, claims and encumbrances. Debtor has full power and authority to grant the Secured Party a security interest in the Collateral and agrees to defend its title and ownership of the Collateral against all other persons who may claim an interest in it.

b. No Other Security Interests. Debtor warrants that there are no security interests (including filed financing statements), liens, claims or other encumbrances against the Collateral other than as specified herein or created hereby. Debtor agrees that during the course of this Security Agreement and as long as any Debtor obligations under the Lease remain outstanding, (i) Debtor will not grant or permit a security interest in the Collateral other than the security interest created hereunder, and (ii) Debtor will keep the Collateral free from any and all liens, claims and encumbrances.

c. No Sale or Disposition of Collateral. Debtor will not assign, transfer, pledge, discount, sell, lease, license, offer for sale, or otherwise dispose of the Collateral or any interest therein without the prior written consent of the Secured Party, which the Secured Party may grant or withhold in its sole discretion.

d. Unlawful Uses of Collateral. Debtor will not use or permit any person to use the Collateral in a manner prohibited by law, or in violation of any policy of insurance, or in any manner inconsistent with the interest of the Secured Party.

e. Care of Collateral. Debtor will take all steps necessary or advisable to preserve the Collateral and to prevent the Collateral from being misused, diverted, wasted or destroyed.

f. Taxes. Debtor agrees to pay promptly when due all taxes and assessments on or with respect to the Collateral. Should Debtor fail to do so, the Secured Party may at its option (although it is not required to do so) pay or discharge the same. Any such payment shall become an obligation of Debtor to Secured Party secured by the Collateral.

g. Insurance. Debtor agrees to maintain in force casualty and liability insurance with regard to the Collateral in amounts and with insurers acceptable to Secured Party. Debtor will cause Secured Party to be shown as co-insured and loss payee on all such policies of insurance. Should Debtor fail to maintain insurance as required above, the Secured Party may at its option (although it is not required to do so) obtain and pay such insurance. Any such payment shall become an obligation of Debtor secured by the Collateral.

h. Lease. Debtor shall be liable under this Security Agreement for all of its obligations under the Lease, and the terms and conditions of the Lease are incorporated by reference into this Security Agreement. Breach of any of Debtor's obligations under the Lease shall constitute a breach of this Security Agreement.

i. Authority. Debtor warrants that it is duly organized and validly existing under the law of the state of its organization; it is qualified and in good standing in all jurisdiction in which it is doing business; and that the execution and performance of this Security Agreement is within the Debtor's powers, has been duly authorized, and is not in contravention of any law or regulation or the Debtor's articles of organization or other governing instruments, or any agreement or undertaking of which Debtor is a party or by which it is bound.

j. Possession of Collateral. Debtor shall retain possession of the Collateral, except where expressly otherwise provided in this Security Agreement or where Secured Party chooses to perfect its security interest by possession in addition to the filing of a financing statement. Where Collateral is in the possession of a third party, Debtor will join with Secured Party in notifying the third party of Secured Party's security interest and obtaining an acknowledgement from the third party that it is holding the Collateral for the benefit of Secured Party.

k. Location, State of Organization and Name of Debtor. Debtor's chief executive office is located in the state identified in the introductory paragraph of this Security Agreement. Debtor's state of organization is the state identified in the introductory paragraph of this Security Agreement. Debtor's exact legal name is the name as set forth in the introductory paragraph of this Security Agreement.

l. Changes in Debtor. Until Debtor's obligations are paid in full as required under the Lease and this Security Agreement, Debtor agrees that it will: i) preserve its entity existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets; ii) not change the state of its organization or its location; and iii) not change its name without first providing Secured Party with at least thirty(30) days prior written notice.

5. Financing Statements and Other Documents. Debtor authorizes Secured Party to file UCC-1 financing statements, continuation statements and/or other instruments describing the Collateral in any jurisdiction deemed necessary or advisable to perfect the Secured Party's interest in the Collateral, and in addition to take any action reasonably required by Secured Party to establish or perfect its security interest in the Collateral in anticipation of and prior to Debtor's execution of this Security Agreement, and Debtor and expressly ratifies the same.

Debtor agrees to cooperate fully with the Secured Party in executing additional instruments, documents, financing statements, amendments to financing statements, and the like as may be deemed necessary or advisable by the Secured Party in order to maintain and continue the security interest and lien created or permitted by this Security Agreement.

Debtor agrees to take any further actions, reasonably requested by Secured Party to evidence or perfect the security interest granted herein, to maintain the first priority of the security interests, or to effectuate the rights granted to Secured Party herein.

6. Inspection of the Property; Collateral Accounting. Upon receipt of written notice, Debtor agrees to the inspection of the Collateral from time to time by the Secured Party, its agents and assigns, as the Secured Party may deem necessary or advisable in the protection of its interests under this Security Agreement. Upon receipt of written notice, Debtor shall also provide financial information and records as required by Secured Party, its agents or assigns to verify the value of the Collateral and agrees to allow Secured Party full access to Debtor's financial information and records as Secured Party may deem necessary or advisable in the protection of its interests under this Security Agreement. Additionally, on a quarterly basis, without a written request from Secured Party, Debtor shall provide Secured Party with an accounts receivable aging report addressing all accounts within the Collateral showing their current outstanding amounts and days past due.

7. Default. Each of the following shall constitute and "Event of Default" under this Security Agreement:

a. Nonpayment. Any failure of the Debtor to pay Secured Party or its assigns when due any obligation under the Lease or other instrument and such failure shall continue uncured for ten (10) days after written notice is given to Debtor.

b. Nonperformance. Any failure of the Debtor to perform or observe fully and in a timely and satisfactory manner any obligation under the Lease or this Security Agreement.

c. Representations and Warranties That Prove False. Any representation or warranty made by Debtor under the Lease, or this Security Agreement is false or materially misleading.

d. Bankruptcy and Insolvency. Debtor becomes insolvent or is subject to any proceeding under applicable bankruptcy or insolvency laws (whether voluntary or involuntary), including without limitation, an assignment for the benefit of creditors; or Debtor has its property (or any part of it) placed under the custody of a receiver or trustee.

e. Unauthorized Use of Collateral or Proceeds. Any assignment, sale, pledge, discount, transfer, creation of an encumbrance against or use of the Collateral or its proceeds except as authorized in this Security Agreement.

f. Breach of Security Agreement. Debtor's breach of any representation, warranty, covenants or agreement contained in this Security Agreement.

8. Remedies. Upon the occurrence of an Event of Default under this Security Agreement, the Secured Party shall have the following rights and remedies, which are immediately available to the Secured Party:

a. All of Secured Party's rights and remedies under the Lease;

b. All rights and remedies provided in this Security Agreement;

c. All rights and remedies provided at law or in equity, including without limitation those provided to secured parties, under the Utah Uniform Commercial Code ("UCC"), to collect, enforce or satisfy and obligations of the Debtor then owing, whether by acceleration or otherwise.

In addition to the foregoing rights and remedies, the Secured Party shall also have the following right and remedies:

d. Right to File Suit and Obtain Judgment. The Secured Party shall have the right to file suit and obtain monetary judgment and, in conjunction with any action, Secured Party may seek any ancillary remedies provided by law, including levy of attachment or garnishment;

e. Right to Take Possession of the Collateral. The Secured Party shall have the right to take possession of the Collateral and its proceeds. Debtor will cooperate fully with the Secured Party, including without limitation assembling and delivering the Collateral to the Secured Party at a location designated by the Secured Party. Debtor grants to Secured Party the right, for this purpose, to enter into or on any premises where Collateral may be located;

f. Right to Notify Obligated Parties. The Secured Party shall have the right to notify any parties obligated to Debtor under any of the Collateral to immediately make payment directly to the Secured Party of any amounts due or to become due and enforce collection of any of the Collateral by suit or otherwise. Upon request from the Secured Party, Debtor

will, at its expense, notify any parties obligated to Debtor on any of the Collateral to immediately make payment to the Secured Party of any amounts due or to become due. Debtor will immediately, on receipt, transmit and deliver to the Secured Party, in the form received, all cash, checks, drafts, and other instruments or writings for the payment of money which Debtor received in full or partial payment or otherwise as proceeds of any of the Collateral. Any items received by Debtor will not be commingled with any other funds or property of Debtor, but will be held separate and apart from its own funds in express trust for the Secured Party;

g. Right to Dispose of Collateral. Secured Party shall have the right to sell, lease or otherwise dispose of the Collateral by public or private proceeding and may do so by way of one or more contracts. Such sale or other disposition of the Collateral may be made as a unit or in parcels and at any time and place and on any terms provided only that the disposition effected is commercially reasonable. Any actions so taken shall be considered commercially reasonable if made in the good faith exercise of the Secured Party's reasonable business judgment in the matter. No delay or omission by Secured Party to exercise any right or remedy accruing upon any Event of Default shall: (a) impair any right or remedy; (b) waive any default or operate as acquiescence to the Event of Default; or (c) affect any subsequent default of the same or of a different nature. Secured Party shall give such notice of any private or public sale as may be required by the UCC. Secured Party has no obligation to clean-up or otherwise prepare the Collateral for sale or other disposition. Secured party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. Such disclaimer by Secured Party will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale. In the event Secured Party purchases any of the Collateral being sold, Secured Party may pay for the Collateral by crediting some or all of the obligations of the Debtor. Secured Party has no obligation to marshal any asset in favor of Debtor, or against or in payment of any Note, any Lease, or any of the other obligations of Debtor or any other person.

h. Enforcement Costs and Attorneys' Fees; Remedies Cumulative. Debtor shall be liable for and shall pay to Secured Party all of Secured Party's costs and expenses incurred in enforcing its rights and remedies under this Security Agreement in effect with regard to the Collateral, including without limitation its court costs and attorney's fees, before and after judgment.

Secured Party's remedies under this Security Agreement shall be cumulative, and Secured Party shall not be obligated to exercise any remedy before any other remedy, nor shall Secured Party be precluded from exercising any remedy because it has not first exercised any other remedy.

Secured Party has no obligation to attempt to satisfy the obligations of Debtor by collecting them from any other person liable for them and Secured Party may release, modify for waive any collateral provided by any other person to secure any of the obligations of

Debtor, all without affecting Secured Party's rights against Debtor. Debtor waives any right it may have to require Secured Party to pursue any third person for any of the obligations of Debtor.

9. Assignment. Secured Party may assign or transfer the whole or any part of its security interest in the Collateral created hereunder without notice to Debtor. Any transferee shall be vested with all of the rights, remedies and powers of the Secured Party under this Security Agreement.

10. Term. This Security Agreement is a continuing agreement, and all rights, remedies and powers of the Secured Party hereunder shall apply to all past, present, and future obligations of Debtor under the Lease, notwithstanding the bankruptcy, dissolution or insolvency of Debtor, and shall continue in full force and effect until all obligations of Debtor under the Lease have been paid, performed and satisfied in full, notwithstanding any termination of the Lease. The power of sale and other rights and remedies granted to the Secured Party hereunder may be exercised even though any remedies of the Secured Party under the Lease may be barred for whatever reason.

11. Notices. Any notices required by this Security Agreement shall be deemed to be delivered when a record has been (a) deposited in any United States postal box if postage is prepaid, three (3) days have passed since the deposit of the record in any United States postal box, and the notice is properly addressed to the intended recipient or (b) personally delivered to the intended recipient.

12. Choice of Law; Jurisdiction; Waiver of Jury Trial. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Utah, except to the extent that the Uniform Commercial Code provides for the application of the law of the state of the Debtor's location. At Secured Party's option, jurisdiction of any dispute shall be in the Utah state or federal courts; Debtor consents to such jurisdiction. This Security Agreement was executed in the State of Utah (by the Secured Party having countersigned it in the State of Utah) and is to be performed in the State of Utah (the payments due under the Lease are to be paid to Secured Party in the State of Utah). BOTH PARTIES HERETO WAIVE THE RIGHT TO JURY BY TRIAL.

13. Risk of Loss. Debtor has the risk of loss of the Collateral.

14. No Collection Obligation. Secured Party has no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.

15. Headings. Section headings used in this Security Agreement are for convenience only and are not a part of this Security Agreement and shall not be used in construing it.

16. Severability. In the event that any provision of this Security Agreement is found to be unenforceable in any legal proceeding, the remaining provisions shall remain in full force and effect.

17. Integration and Modification. This Security Agreement is the entire agreement of the Debtor and Secured Party concerning its subject matter. Any modification of this Security Agreement must be made in writing and signed by the party adversely affected.

The parties have signed this Security Agreement as of the day and year written below.

Dated: August 8, 2022

[Signatures on following page]

[Security Agreement Signature Page to Lease Schedule No. 001]

SECURED PARTY:

ONSET FINANCIAL, INC.

BY: Laura Assis
Laura de Assis

TITLE: Vice President

DEBTOR:

THE SUSTAINABLE GREEN TEAM, LTD.

BY: ____________________

TITLE: CEO

DEBTOR:

MULCH MANUFACTURING, INC.

BY: ____________________

TITLE: CEO

onset financial

SALE AND LEASEBACK AGREEMENT

This Sale and Leaseback Agreement (the "Agreement") is dated and effective August 8, 2022 by and between **THE SUSTAINABLE GREEN TEAM, LTD.**, 24200 County Road 561, Astatula, Florida 34705 and **MULCH MANUFACTURING, INC.**, 24200 County Road, 561, Astatula, Florida 34705, (collectively, the "Seller") and **ONSET FINANCIAL, INC.**, 274 West 12300 South, Draper, Utah 84020 (the "Buyer").

WHEREAS, Seller requests Buyer: (1) to purchase from Seller Property listed on one or more Progress Payment Certificates ("Certificates") (collectively, the "Property") to be paid for by Lessor as provided in that Master Progress Payment Agreement dated August 8, 2022 (the "MPPA") and (2) to lease the Property to Seller under the terms and conditions of Lease Schedule No. 001 dated August 8, 2022 (the "Schedule") to Master Lease Agreement No. OFI1445421 dated and effective as of August 8, 2022 (the "Master Lease") (the Master Lease and Schedule are referred to herein collectively as the "Lease"); and

WHEREAS, Buyer is willing to purchase from and lease the Property to Seller under the terms and conditions of this Agreement, the MPPA Agreement, the Certificates and the Lease;

NOW, THEREFORE, in consideration of the mutual promises herein, Seller and Buyer agree as follows:

1. **Sale and Leaseback**. Subject to the terms of the MPPA, Seller agrees to sell and Buyer agrees to purchase the Property described in one or more Certificates signed by Seller under the MPPA. Each Certificate upon the execution and delivery thereof, shall be incorporated into this Agreement by this reference, and collectively, the Certificates shall comprise the Property. Upon Seller's later execution and delivery to Buyer of an Acceptance and Delivery Certificate required under the Lease, Buyer shall lease the Property to Seller and Seller shall accept the Property under lease from Buyer under the terms and conditions of the Lease. In connection with Seller's sale of the Property to Buyer, Seller assigns to Buyer all manufacturer warranties and indemnities with respect to the Property.

2. **Purchase Price and Payment**. Buyer and Seller agree that the purchase price of the Property shall not exceed $7,500,000.00 exclusive of applicable taxes (the "Purchase Price") which shall be payable to Seller pursuant to the terms and conditions of this Agreement, the MPPA, the Master Lease and the Schedule. The parties agree to later amend this Agreement if the Purchase Price referenced herein increases or decreases to reflect the final Purchase Price of all the Property.

3. **Title**. The parties agree that title and ownership of those items of Property specified in any Certificate signed in connection with the MPPA shall pass from Seller to Buyer at the time Seller signs such Certificate. Seller shall provide insurance coverage for the Property from the date title passes to Buyer in accordance with the terms and conditions of the Master Lease, which terms and conditions are incorporated herein by this reference.

4. **Buyer's Purchase and Performance**. Seller agrees that Buyer's obligations hereunder are expressly subject to the following conditions:

   a. Buyer's receipt of the executed Master Lease, Schedule, Stipulated Loss Schedule, MPPA and Certificates, Bill of Sale for the Property given by Seller in favor of Buyer, UCC searches to be performed against Seller showing no security interests, liens or encumbrances, partial releases of any UCC liens or encumbrances, evidence of Seller's ownership, and any other documentation reasonably required by Buyer, all in form acceptable to Buyer.

   b. Buyer's receipt of Incumbency Certificates in form acceptable to Buyer evidencing Seller's authority to enter into this sale and leaseback transaction with Buyer.

5. **Taxes**. Seller represents and warrants that it is responsible for and it has paid all sales and use, property and other taxes assessed or due in connection with Seller's purchase, use and possession of the Property prior to sale to Buyer hereunder. Seller agrees to pay to Buyer an amount equal to all taxes paid, payable or required to be collected by Buyer, however designated, which are levied or based on the rental, on the Lease or on the Property or on its purchase for lease hereunder, or on its use, lease, operation, control or value (including, without limitation, state and local privilege or excise taxes based on gross revenue), any penalties or interest in connection therewith or taxes or amounts in lieu thereof paid or payable by Buyer in respect of the foregoing, but excluding taxes based on Buyer's net income. Buyer shall deliver to Seller on or before the date of each Certificate a duly executed sales tax exemption certificate for the Property, prior to Buyer's payment of the Purchase Price.

6. **Seller's Representations and Warranties**. Seller represents and warrants to Buyer that:

a. Seller is a corporation, duly organized, validly existing and in good standing under the laws of the state of its organization and in all jurisdictions where such qualification is required for it to conduct its business.

b. Seller has all requisite power and authority to conduct its business, to own and lease its properties and to enter into and perform all of its obligations under this Agreement.

c. This Agreement has been duly authorized by Seller, and upon execution and delivery by the parties thereto, shall constitute the valid, legal and binding obligation of Seller enforceable in accordance with its terms.

d. No event has occurred or is continuing which constitutes an event of default under this Agreement. There is no action, suit or proceeding pending or threatened against or effecting Seller before or by any court, administrative agency or other governmental authority which brings into question the validity of the transaction contemplated by this Agreement or which might materially impair the ability of Seller to perform its obligations under this Agreement or the transaction contemplated hereby.

e. Neither the execution and delivery by the Seller of this Agreement, nor the compliance by the Seller with the provisions of any thereof, conflicts with or results in a breach of any of the provisions of the Articles of Incorporation or By-Laws of Seller, or of any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority, or of any agreement or other instrument to which the Seller is a party or by which it is bound, or constitutes or will constitute a default under any thereof.

f. The transaction contemplated by this Agreement complies with all applicable federal and state laws, rules and regulations applicable to Seller.

g. No consent, approval or authorization of or by any court, administrative agency or other governmental authority is required in connection with the execution, delivery or performance by Seller of, or the consummation by Seller of the transaction contemplated by this Agreement.

h. Seller represents and warrants that it has either direct or indirect claims of title or ownership interest in and to the Property and Seller is transferring to Buyer all claims of title and/or ownership interest that it has to Buyer and that the transfer of such claims of title and/or ownership interest constitutes and will vest good and marketable title to the Property in Buyer, free and clear of all liens and encumbrances of any kind or description. Seller represents and warrants that no other parties, except Seller have claims of title and/or ownership interest in and to the Property. Seller is transferring to Buyer good title to the Property, free and clear of all liens and encumbrances of any kind or description and the Property is, and at the time of signing of each Certificate will be, located at Seller's premises identified on the

Certificate, in good operating condition and appearance and installed (if applicable) and operating in accordance with all manufacturer specifications.

7. **Buyer's Representations and Warranties**. Buyer represents and warrants to Seller that:

a. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah and in all jurisdictions where such qualification is required for it to conduct business.

b. Buyer has all requisite power and authority to conduct its business, to own and lease its properties and to enter into and perform all of its obligations under this Agreement.

c. This Agreement has been duly authorized by Buyer, and upon the execution and delivery by the parties thereto, shall constitute the valid, legal and binding obligation of Buyer enforceable in accordance with its terms.

8. **Default and Remedies**. In the event any of Seller's representations made hereunder should be false or misleading in any material respect, or in the event Seller should breach any of its warranties or obligations under this Agreement, Buyer shall be entitled to exercise all rights and remedies available to it at law or in equity together with all of its rights and remedies under the Lease or the MPPA in Buyer's discretion as if they were set forth in this Agreement, and for purposes hereof all such rights and remedies shall be incorporated herein by this reference.

9. **Successors**. Buyer and Seller agree that this Agreement shall inure to the benefit of and shall be binding upon Seller and Buyer, their respective successors and assigns. Any assignment by Buyer shall not require Seller's prior written approval provided such assignee agrees to observe Buyer's covenant of quiet enjoyment under the Lease Agreement. Seller shall not assign any interest in this Agreement without Buyer's prior written consent.

10. **Survival of Covenants**. Buyer and Seller agree that the warranties, covenants and agreements contained in this Agreement shall survive the passing of title to the Property.

11. **Miscellaneous**. Section titles are not intended to, and shall not limit or otherwise affect the interpretation of this Agreement. If any provision of this Agreement shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions hereof shall not be affected or impaired in any way. Any modifications to this Agreement shall be in writing and shall be signed by both parties and their last known assignees, if any. Any terms capitalized herein shall have the meaning set forth in the Master Lease, the Schedule, and the MPPA which are incorporated herein by reference.

12. **Entire Agreement**. Seller and Buyer agree that this Agreement, the Lease and the MPPA, together with any amendments, supplements or riders thereto, shall constitute the entire agreement between the parties with respect to the Property and shall supersede all proposals, oral or written, all prior negotiations and all other communications.

13. **Legal and Administrative Expenses**. Seller shall reimburse Buyer for all charges, costs, expenses and attorney fees incurred by Buyer in connection with this sale/leaseback transaction.

14. **No Brokers Fee**. Each party represents it has retained no brokers in this transaction and indemnifies the other party against any brokers' or other fees which might result from the indemnifying party's actions.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representatives as of the day and year first above written.

[Signature(s) on following page]

[Sale and Leaseback Agreement Signature Page to Lease Schedule No. 001]

BUYER:

ONSET FINANCIAL, INC.

BY: Laura Assis
Laura de Assis

TITLE: Vice President

SELLER:

THE SUSTAINABLE GREEN TEAM, LTD.

BY: [signature]

TITLE: CEO

SELLER:

MULCH MANUFACTURING, INC.

BY: [signature]

TITLE: CEO

onsetfinancial

ACCEPTANCE AND DELIVERY CERTIFICATE
TO
LEASE SCHEDULE NO. 001

Reference is made to Lease Schedule No. 001 dated August 8, 2022, including any amendments thereto, (collectively, the "Schedule") which incorporates the terms and conditions of Master Lease Agreement No. OFI1445421 dated August 8, 2022 (the "Master Lease") between **ONSET FINANCIAL, INC.** (the "Lessor") and **THE SUSTAINABLE GREEN TEAM, LTD.** and **MULCH MANUFACTURING, INC.**, as co-lessees, (collectively, the "Lessee"). The Master Lease and Schedule shall be referenced herein collectively as the Lease. All capitalized terms used herein but not defined herein shall have the same meanings ascribed to them in the Master Lease.

SECTION 1 PROPERTY: All furniture, fixtures, and equipment relating to mulch production facilities including but not limited to office equipment, manufacturing equipment, rolling stock, scales, dry kilns and boilers, sawmill and scales, mulch processing, coloring, and bagging equipment, each of the foregoing together with any and all replacement parts, components, accessories, and related items thereto as more fully described on the attached Exhibit A, which by reference becomes a part hereof, together with any and all attachments, accessions, additions, enhancements and replacements thereto (collectively, the "Property").

SECTION 2 PROPERTY LOCATION: Location(s) of Lessee as set forth on the attached Exhibit A.

Notwithstanding Section 8(a) of the Master Lease, Lessor acknowledges that a portion of the Property will temporarily leave the above location in the ordinary course of business. Lessee confirms to Lessor that the Property shall remain at all times under the control of Lessee. Within ten (10) days of Lessor's request, Lessee agrees to provide Lessor with an updated list which shall include: (i) each item of Property under the Lease, and (ii) the then current location for each item of Property. Lessee's failure to provide an updated list of Property within the time frame set forth above shall constitute an additional Event of Default under the Lease.

SECTION 3 DATE OF ACCEPTANCE: November 16, 2022

SECTION 4 CONDITION OF THE PROPERTY: Lessee hereby acknowledges that all items of Property described in Section 1 have been delivered and received, have been properly installed, examined and tested and determined by Lessee to be in good working condition, operating satisfactorily in all respects, and for all of intended uses and purposes, and Lessee hereby unconditionally and irrevocably accepts the Property for all purposes under the Lease.

SECTION 5 DISBURSEMENTS: By signature below Lessee hereby i) ratifies Lessor's prior payment, if any, for items of Property purchased or paid for by Lessor pursuant to all Progress Payment Certificates signed in connection with the Master Progress Payment Agreement and described on the attached Exhibit A, and ii) authorizes and directs Lessor to pay the purchase price for items of Property, if any, described on the attached Exhibit A which are not paid, all of which are covered under the Lease.

[Signature(s) on following page]

[Acceptance and Delivery Certificate Signature Page to Lease Schedule No. 001]

LESSEE: **THE SUSTAINABLE GREEN TEAM, LTD.**

BY: ______________________

TITLE: CFO

LESSEE: **MULCH MANUFACTURING, INC.**

BY: ______________________

TITLE: CFO

The Sustainable Green Team, Ltd.
Master Lease No. OFI1445421
Lease Schedule No. 001

$7,500,000.00

ADDRESS	CITY	ST	ZIP	INVOICE NO.	INVOICE DATE	QTY	DESCRIPTION	IDENTIFICATION #	PC NO.	INVOICE TOTAL
14233 CR132 SE	Jasper	FL	32052	Appraisal dated 7/11/22	7/11/2022	1	**ROLLING STOCK** including		1	
						1	2020 Hyundai front end loader, Model HL940 TM, approx. 6,000 hours	S/N HHKHW401HJ0000233		
						1	2021 Hyundai front end loader, Model HL930, approx. 230 hours, with Pemberton log bale	S/N HHKHWL30L000014		
						1	2019 Hyundai excavator, HX220L, approx. 643 hours	S/N HHKHK601TK0001170		
						1	w/ 2020 Ponsse H7 harvester head,	S/N 762197		
						1	2020 Barko loader, Model 295B, self-propelled, approx. 156 hours	S/N FBJ3523		
						1	2019 Toyota forklift , Model 8FD60U, approx. 43 hours	S/N 20234		
						1	2019 Toyota forklift, Model 8FD708U	S/N 12063		
						1	2020 Toyota forklift Model 8FD70U/12039, w/ side shift, dual front tires & diesel engine	S/N 12039		
						1	Massimo 400 side by side, approx. 1,213 hours			
						1	Ford L8000 truck, approx. 236,048 miles, value based upon miles & condition	VIN 1FDXU83E3RVA3151		
						1	Excavator Bucket			
						1	Rack & Forks			
						1	Kubota L3940 tractor w/ Kubota LA724 front end loader w/ grader box & 3 point hitch			
						1	Kubota M6040 tractor, 3 point hitch with bucket			
446195 US-301	Callahan	FL	32011	Appraisal dated 7/21/22	7/21/2022	1	**MULCH PROCESSING & COLORING SYSTEMS** Komp Tech star screener, adjustable particle size w/ hybrid engine (portable unit), S/N 6765 Model MXXL2, 12,139 hours	S/N 6765		
						1	**MULCH PROCESSING AND COLORING SYSTEM CONTINUED** STI 30 CY SDI hopper w/ spiked drum rake off system w/ discharge chute onto 30' x 36" W cleated belt, 30' coloring drum w/ spray bar & colorant pump, Triner colorant scale system, Douglas self-cleaning electro magnet, motor control center in adjacent shed w/ water & dye meter digital readout w/ 10,000 gallon water reservoir, discharge conveyor to be rebuilt w/ magnetic head pulley, shaft mount drive & electric motor, if complete retrofit over $200,000			
							30 CY live bottom hopper feed w/ spiked drum break off w/ discharge chute feeds, disc separator to 48" wide concave belt conveyor w/ incline discharge # 180' x 36" reject material, discharge belt (end wise) concave belt to 80' x 36" concave belt conveyor to discharge reject material from system			
							Montgomery 63 swing hammer hog w/ 400 HP motor & soft start w/ drop feed chute, bottom discharge on to 30' x 36" wide concave belt conveyor			
							MULCH PROCESSING COLORING UNIT Complete rebuild coming: 80' trommel sizing screen, Cambiam extractor belt 15' x 10' wide w/ shaft mount drive & motor, (4) separations fines, "REBUILT" $160,000 Motor Control Room for this area includes: Safetronics 400 HP soft start w/ 600 V breaker box for balance of drum section, Dura Pulse variable feed drive, (2) 30 AMP box w/ control, X4AC drive & AC Tech variable feed drive, as-is was inspected			
						1	**MULCH LINE FOR BARK & SOLID LINE** - complete rebuild & paint live bottom hopper feed 30 cubic yards includes motor controls for this system, 75' infeed concave conveyor w/ inline Techtron metal detector, Montgomery CS KC 75 w/ 1000 HP motor (spare on hand), drop feed bottom discharge (infeed chute), 30' concave belt conveyor, catwalks & access stairs & operator's cab (installed value) (includes spare parts) 100' Grasan radial stacking conveyor (self-propelled w/ adjustable height) concave style w/ Alternate Feed to this System 150' concave belt conveyor w/ 36" belting cleated transition belt			
							SOFT SCAPE LINE:			
						1	**Log Merchandising for Soft Scape & Saw Logs** Forest Pro tree length flail debarker Model 2300 S/N 1F9S8290LS093026 w/ operator's cab, outfeed hourglass rollcase w/ kicker's bark discharge conveyor to main belt conveyor to bark shredder Mulch Mfg. cypress bark shredder w/ 250 HP motor, 42' concave outfeed w/ 36" belt, Tigercat 245 track loader feeding debarker, S/N 245T0203, (4) strand tree length log infeed system w/ (2) strand deck (short wood) w/ stop & load, tree length log trough conveyor w/ 110 chain, concave belt conveyor wood waste, 72" swing type slasher saw w/ 75 HP motor w/ operator's cab and access stairs, (4) spare blades, all catwalk for this system, outfeed from slasher saw riveted roll/rollcase w/ (2) sections of 2-way kickers, (1) short wood (1) saw logs, hourglass rollcase section under kickers,			
							saw log holding bin, kickers are hydraulic, hydraulic power pack below - extension of hourglass w/ (2) section log kicker, (4) saw log trimmer for sizing logs for soft scape, w/ (3) strand infeed deck & discharge box chain conveyor, operator's control room for this section w/ all steel support, container w/ electrical, system has all steel supports to the ground w/ catwalk, access stairs & control booth supports Sullair Model LS100 rotary screw air compressor, S/N 003 L32899 w/ air reserve tank & pneumatic plumbing throughout system (33) log racks for soft scape log cut stock receives for forks			

The Sustainable Green Team, Ltd.
Master Lease No. OFI1445421
Lease Schedule No. 001

$7,500,000.00

ADDRESS	CITY	ST	ZIP	INVOICE NO.	INVOICE DATE	QTY	DESCRIPTION	IDENTIFICATION #	PC NO.	INVOICE TOTAL
						1	**Excelsior / Color Fire Retardant Line** 6 - (3) Stations Complete Machines, Lewis and Cline Alpena, MI, (8) block box type Excelsior machine for producing (wood or soft scape material) each machine has 8-knife and head machine w/ shredder and cutter head a carriage type actuation w/ Benshaw starter controls, includes discharge belt under each unit, track feed system $1,400,000 new cost for an (8) head machine catch conveyor from shredders w/ separation roll sections w/ crossover stairs, incline belt section to fines removal section, tracks in floor for short stock flow, each w/ scissors lift capabilities Color & Fire Retardant Impregnation System pin style retraction & impregnation system w/ compression roll, submerser drum style rotary feed, all VFD feed thru system w/ colorant tank mixer & 2" diaphragm pump, discharge belt from submerser (concave), stainless steel M20 tank (agitating) w/ discharge spout (for fire retardant) Mulch Manufacturing brand soft scape shredder w/ 150 HP motor, incline flat belt conveyor transfer to dryer system will be installed (but not valued here), hopper w/ bottom live feed 48" concave belt conveyor for new soft scape bagging line will replace belts at current hand bagging line, similar new system quoted $726,115			
						1	**Maintenance at Soft Scape Line** Miller Trailblazer 325 EFI welder, acetylene torch set, mechanics vise mounted on steel table, extra shredding & shaving heads, (2) cabinets full of spare parts, (1) cabinet w/ air hose, double end pedestal grinder, Foley MVM AP2500 Foley knife sharpener, air reserve tank for this area from main air compressor, 1200 AMP main entrance & distribution, (2) self-dumping hoppers, spare mixer agitator for mixing tanks, includes spare drum w/ gear			
						1	**ROLLING STOCK NON-TITLED**			
						1	New Volvo 2017 L110H rubber tire wheel loader, 1,000 hours, opti-shift, S/N VCEL110HK0S631049 w/ Rockland quick couple Model PL 150 high tilt bucket,	S/N P16694		
						1	(13) 45' sea containers, good condition			
						1	2005 Volvo 110E rubber tire wheel loader, 199 hours (rollover) W/ Volvo high tilt bucket & quick couple loader	S/N L110EV60345		
						1	2004 Volvo L110E rubber tire wheel loader, 35,134 hours, w/ 10 cy high tilt tinker bucket	S/N L110EV60171		
						1	Long 2610 tractor w/ (3) pt. hitch & PTO			
						1	2006 Volvo L 110E wheel loader w/ quick connection tinker bucket, 52,868 hours	S/N L110EV61154		
						1	(unit #15) 2013 Volvo 110G wheel loader w/ quick coupler, 8,936 hours, includes high tilt bucket	S/N U CEL110GU0008375		
						1	(unit #13) 2007 Volvo L110E wheel loader w/ quick coupler, 11,070 hours, .includes 10 yard high tilt bucket	S/N UCEL110HJ0S631022		
						1	Yale LP forklift, triple mast w/ side shift, E178086,	S/N 5021352-05		
						1	Genie GS-1930 scissors man lift w/ controls, 1/2 of new			
						1	2001 Bobcat T-190 rubber track skid steer, w/ sweeper read	S/N 519311858		
						1	2015 Takeuchi TW80 Series 2 wheel loader, 6,060 hours,	S/N 116135		
						1	MAJACO M-140 trailer mount knuckleboom loader for unloading trailer from cleaning scrap on yard to hog belt infeed	S/N HC1410		
						1	2005 Peterson 6700B horizontal grinder, 10,217 hours	S/N 31B-26-1232,		
						1	JLG 600S high reach man lift,	S/N 691263		
						1	Mayville 2300 scissors man lift			
						1	1998 Bobcat 863 Loader,	S/N 514418242		
						1	Barko 275S Log Loader, (not in operation)	S/N 16081		
						1	Volvo Wheel Loader Model L90C, (out of service)	S/N L90CV14944		
						1	Eaves 17,500 lb pneumatic forklift Model #E175, 49,324 hours	S/N CE120410019812,		
						1	Volvo L150C Loader, (out of service to scrap)	S/N L150CV61568		
						1	1997 Caterpillar D6M dozer, hi-track, 6-way blade Model LGP, enclosed cab,	S/N 5NR-00304		
						1	1995 New Holland L865 turbo skid steel loader, good tires	S/N 876347		
						1	1999 Komatsu WA450-3 Loader, not in service	S/N 53199		
						1	Prentice 410C Knuckleboom Loader, on tracks	S/N 26974		
						1	Prentice CRX410E Knuckleboom Loader,	S/N 54363		
						1	Disc separator Model 72-12			
						1	1996 Prentice 410E knuckleboom loader,	S/N P53042		
						1	J. D. Diesel Power Unit w/ Hydraulics	S/N 20418		
						1	Husky XL 335 electrick knuckleboom loader	S/N 8263		
						1	1991 Barko 275 Knuckleboom Loader	S/N 18147		
						1	Husky XL 335 knuckleboom loader, 6, 381 hours			
						1	Grapple/slasher for Debarker Knuckleboom			
						1	1996 Prentice 325 knuckleboom, Model 325-JD-SL	S/N 992166		
						1	2004 Dimond Z Grinder Model DZH 7000 Series, 13,668 hours, CAT 3412E engine changed 11,000 hours ago	S/N 1D9FX45384C147006		
						1	Cheetah Cub #1 (Electric Prototype),	S/N E604001		
						1	2004 Volvo Wheel Loader L110E,	S/N L110EV60254		
						1	Sellick TLT30 4x4 Forklift	S/N SLPTLT3D4E0893380		

The Sustainable Green Team, Ltd.
Master Lease No. OFI1445421
Lease Schedule No. 001

$7,500,000.00

ADDRESS	CITY	ST	ZIP	INVOICE NO.	INVOICE DATE	QTY	DESCRIPTION	IDENTIFICATION #	PC NO.	INVOICE TOTAL
						1	Sellick TLT30 4x4 Forklift	S/N SLPTLT3D4E0893383		
						1	Sellick TLT30 4x4 Forklift	S/N SLPTLT304E0893149		
						1	2006 Hyster H50FT Forklift, (in shop area), 1,789 hours (rollover)	S/N L177B14846E		
						1	2006 Hyster H50FT Forklift, (in shop area), 12,141 hours	S/N L177B15196E		
						1	2006 Hyster H50FT Forklift, (in shop area), 14,381 hours	S/N L177B16027E		
						1	Prentice CRX625 Log Loader, (2008)	S/N 625P53691		
						1	1999 Ottawa Commander 30 Yard Tractor,	VIN 11VAB12E1XA000547		
						1	Peterson Horizontal Grinder, Model 6700B, (to be rebuilt), valued as-is, complete rebuild $225,000			
						1	Tigercat Knuckleboom loader, 240B track w/ heel, 18,990 hours	S/N 2420303		
						1	2005 Volvo 110E Wheel Loader	S/N L110EV60510		
						1	Volvo L120E, w/ bucket, 20% tires, great body condition, over 150,000 hours	S/N L120EV66098		
						1	2011 Volvo L110F Wheel Loader	S/N VCEL110FL00070739		
						1	2011 Forklift H50FT, 6,789 hours	S/N L177V06955J		
						1	2011 Forklift H50FT, 17,384 hours	S/N L177V07279J		
						1	2011 Forklift H50FT, 16,342 hours	S/N L177V07275J		
						1	2011 Forklift H50FT, hours unknown	S/N L177V07292J		
						1	2011 Forklift H50FT, 27,683 hours	S/N L177V07309J		
						1	2011 Forklift H50FT, soft scape, 18,000 hours	S/N L177V07301J		
						1	Caterpillar Engine Model 3412 Make AA, valued is if good	S/N OBDT04313		
						1	Caterpillar Engine Model 3412E Make AA, valued as if good	S/N OBDT01683		
						1	Telescopic 60-64' Boom Model 600S	S/N 0300082693		
						1	2015 Yale GDP050 forklift, (soft scape), based on 6,000+ hours	S/N D875V03014N		
						1	2015 Yale GDP050 forklift, (soft scape), based on 6,000+ hours	S/N D875V03015N		
						1	2015 Yale GDP050 forklift, (mulch load area), based on 6,000+ hours	S/N D875V03106N		
						1	2015 Yale GDP050 forklift, based on 6,000+ hours	S/N D875V04529N		
						1	2015 Yale GDP050 forklift, (soft scape), based on 6,000+ hours	S/N D875V04541N		
						1	Eaves Big Wheel Forklift model E-300	S/N CE3000110010404		
						1	2014 Volvo L120 Loader,	L110F		
						1	Manlift JLG 60H	S/N 0308811155		
						1	Waratah SD172 Circle Saw Slasher	S/N 90CJ1275		
						1	2017 Volvo L110H rubber tire wheel loader, 236 HP, 600 hours	PIN: VCEL110HJ0S63102 2		
							ROLLING STOCK TITLED			
						1	LOG TRAILER, log trailer #7	VIN 2797HH,		
						1	LOG TRAILER, log trailer #6	VIN FLT2798HH		
						1	1979 Monon 45' Van Trailer	VIN XP6540730		
						1	1974 Gindy 45' Van	VIN 100156E		
						1	1972 Ohio Trailer	VIN FRP5730		
						1	1995 F150 Pickup	VIN 1FTEF14Y4SNB46501		
						1	2000 Black 32' Trailer	VIN IC9WU32214YS678264		
						1	2005 Utility Trailer, 7' x 12',	VIN 1T9CE12275J546910		
						1	1987 Log Trailer	VIN T480364		
						1	1988 East Walking Floor Trailer	VIN 1E1P1X281JRG09320		
						1	Trailer #111602, Hyundai, based upon 2000 model	VIN 3H3V532CXXT004024		
						1	Trailer #111603, Hyundai, based upon 2000 model	VIN 3H3V532C4XT034006		
						1	2014 Chevrolet Silverado 1500	VIN 1GCVKPEH5EZ287894		
						1	1993 Chevy 1500 Pickup	VIN 1GCDC14Z4PZ132367		
						1	Trailer #111606 Dorsey	VIN 1DTV11525XA272056		
						1	Trailer #111607, Dorsey	VIN 1DTV11527XA272253		
						1	Trailer #KS10316, Lufkin	VIN 1L01A5325T1122929		
						1	Trailer #KS10318, strick	VIN 1S12E9534SE385516		
						1	1989 Great Dane Alum Van Trailer	VIN 1GRAA9623KB173104		
						1	1989 Monon Model A330ST48 Trailer	VIN 1NNVA4824KM125001		
						1	1989 Theuher Model 1SA0480 Trailer	VIN 1TA114827KG214425		
						1	1986 Miller Alum Van Trailer	VIN 1MLV44828GB975021		
						1	94 WHITE GMC WG64T CONV TRACTOR	VIN 4V1JDBJF2RR828505		
						1	1995 WHITE GMC MODEL WIA64T TRACTOR			
						1	1998 Freightliner Tractor	VIN 4V1WDBJF9SN724516		
						1	1986 Trailmobile 48' Van Trailer	VIN 1PT011AH1G9010968		
						1	1987 Trailmobile 48' Van Trailer	VIN 1PT01AAH4H9010304		
						1	1985 Great Dane 48' Van Trailer	VIN 1GRAA9624FS027302		
						1	1985 Great Dane 48' Van Trailer	VIN 1GRAA9623FS027307		
						1	1980 Great Dane Trailer	VIN 103594		
						1	1999 Mack CH613 Tractor	VIN 1M1AA13Y3XW102232		
						1	2005 Tri-Axle Container Chassis	VIN 1C9CZ46305F577086		
						1	1986 White Truck	VIN 1WXBBCMD7GN113020		
						1	1981 Pak-Mor Tandem Axle Push Out Garbage Trailer	VIN 7610023081106		
						1	1994 Trailer 48', Pines	VIN 1PNV452S7SKB59461		
						1	1998 Trailer 48', Pines	VIN 1PNV482B7WG305767		
						1	Trailer 48', Monan, based upon 1998	VIN 1NNZA4822YM324137		
						1	Trailer 48', Monan, based upon 1998	VIN 1NNZA4820YM333290		
						1	1993 Trailer 48', Monan	VIN 1NNZS4825PM198268		

The Sustainable Green Team, Ltd.
Master Lease No. OFI1445421
Lease Schedule No. 001

$7,500,000.00

ADDRESS	CITY	ST	ZIP	INVOICE NO.	INVOICE DATE	QTY	DESCRIPTION	IDENTIFICATION #	PC NO.	INVOICE TOTAL
						1	1998 Trailer 48', Monan	VIN 1NNZA4823WM305318		
						1	1999 Trailer 48', Monan	VIN 1PNV482B5XH222477		
						1	1995 Trailer 48', Monan	VIN 1NNZS4820SM258353		
						1	1993 Trailer 48', Monan	VIN 1NNZS4820PM198257		
						1	1998 Trailer 48', Monan	VIN 1NNZA4825WM296153		
						1	1998 Trailer 48', Monan	VIN 1PNV482B8WG305499		
						1	Army tanker water truck, 10-wheeler w/ big water pump on back			
						1	2004 Ottowa YT30			
						1	1994 Ottowa	S/N 70808		
						1	trailer '02 Big John low profile, 4-bolster log trailer			
						1	2005 45' Peerless trailer w/ Keith walking floor, Type 45-07SSF. (WRECKED)	VIN 1PLE0452L5PA54254		
						1	2005 45' Peerless trailer w/ Keith walking floor, Type 45-07SSF	VIN 1PLE0452L5PA54253		
						1	20' dual axle trailer w/ adjustable hitch 7, 4' beaver tail w/ tool box			
						1	45' Lufkin flatbed trailer, straps mounted, sliding tandem	VIN 1L01B452871165400		
						1	Peterson 6700B grinder w/ hopper w/ motorized air compressor (in operation)			
						1	1968 Kaiser green army truck,	VIN 952514340		
						1	1984 International Bus	VIN 1HVLNHGN3EHA44935		
						1	1998 Ottawa Yard Truck	VIN 77063		
						1	1998 Ottawa Yard Truck	VIN 77056		
						1	1981 Mack Truck	VIN 1M2N161YOBA085439		
						1	2004 Big J Trailer	VIN 1B9PA42264FBJ2512		
						1	2004 Ford Ranger	VIN 1FTYR10D64PB16138		
						1	2005 Ford F-350 SD	VIN 1FTWW33P75EA70950		
						1	2012 Ford F150 4x4 Pickup	VIN 1FTFX1EF4CFC32093		
						1	2002 Ford F450SD XL Cab	VIN 1FDXF46F42ED09083		
						1	2015 Ford S/D F-250	VIN 1FT7W2BT0FEA93050		
						1	2015 Log trailer T944938	VIN 998408152265130		
						1	2015 Log trailer T937007	VIN 998206151907130		
						1	2016 Ford Van	VIN 1FBZX2ZM2GKA72468		
						1	1997 TRAILER 48' OSTD 834955	VIN 4MLT14523VB088006		
						1	1997 TRAILER 48' 0STD 835183	VIN 4MLT14527VB088235		
						1	1997 TRAILER 48' OSTD 835074	VIN 4MLT14522VB088126		
						1	1997 TRAILER 48' OSTD 835348	VIN 4MLT14527VB088400		
						1	1997 TRAILER 48' OSTD 835376	VIN 4MLT14527VB088428		
1900 Waycross Highway	Homerville	GA	31634	Appraisal dated 7/12/22	7/12/2022	1	**ROLLING STOCK**			
						1	2015 SDLG Model 959 wheel loader, 7,415 hours, needs tires	S/N 9021338		
						1	2013 Volvo 120G rubber tire wheel loader, needs tires			
						1	2016 Volvo L60H rubber tire wheel loader, based upon 4,000 hours	S/N 621303		
						1	1990 Cat 916 rubber tire wheel loader, out of service	S/N 2XB01865		
						1	2017 Yale GDP155VX forklift	S/N F878V01744R		
						1	2011 Hyster 40 forklift	S/N I177VO6091J		
						1	2012 Hyster 60 forklift	S/N I177VO6955J		
						1	Taylor forklift, (mill), 1,022 hours rollover	S/N S-40P-12434		
						1	2005 Hyster H155 XL2 forklift	S/N G06VO2165B		
						1	2006 Hyster H155 XL2 forklift	S/N G006VO2903C		
						1	2004 Caterpillar IH 30K diesel forklift	S/N AT14C36500		
						1	2008 Volvo skid steer M60-B, 3,856 hours	S/N VCEOM60BT00070086		
						1	Shop truck	VIN 1FDKF37GXREA12311		
						1	Mack Yard Truck	VIN 1M2T1600Y4GM003145		
						1	Freightliner tractor truck	VIN 1FUYDSEB8WP865434		
						1	Freightliner tractor truck (out of service)	VIN 1FUJGEBG9CLBP0153		
						1	Cat Motor Grader, 10,624 hours	S/N 72V17191G		
						1	Prentice 410 C self-propelled knuckleboom loader, 1,495 hours (must be a rollover)	S/N 410P52498		
						1	Prentice 410 D self-propelled knuckleboom loader, w/ log infeed system, 5,752 hours	S/N 410P51863		
						1	2005 Prentice 410 E knuckleboom loader, 9,343 hours	S/N E410PR60889		
						1	Prentice 410 D knuckleboom loader	S/N 410P52396		
						1	bucket for Volvo L60H and 120G			
						1	log bale			

each line item as may be more fully described on the referenced invoice(s) and related underlying quotes, purchase orders, etc., and all such Property to include any and all attachments, replacements, parts, substitution, additions, repairs, accessions and accessories incorporated therein and/or affixed thereto.

onset financial

November 16, 2022

Anthony Raynor, CEO
The Sustainable Green Team, Ltd.
24200 County Road 561
Astatula, Florida 34705

Re: Lease Schedule No. 001 dated August 8, 2022, as amended by Amendment No. 1 dated August 22, 2022 and by Amendment No. 2 dated November 16, 2022, (collectively, the "Schedule") to Master Lease Agreement No. OFI1445421 dated August 8, 2022 (the "Master Lease") (the Schedule and Master Lease are referred to herein collectively, the "Lease") each by between **ONSET FINANCIAL, INC.** (the "Lessor") and **THE SUSTAINABLE GREEN TEAM, LTD.** and **MULCH MANUFACTURING, INC.**, as co-lessees, (collectively, the "Lessee"). All defined terms used herein but not defined herein shall have the same meaning ascribed to them in the Lease.

Base Period: Twenty-Nine (29) Base Period Monthly Rental payments remaining
Monthly Rental: $268,350.00

Dear Mr. Raynor:

Notice is hereby given that the above referenced Lease has been accepted on November 16, 2022 as more fully described in that Acceptance and Delivery Certificate executed by Lessee. Now therefore, the Base Period Monthly Rental payments are directed as follows:

All amounts from time to time payable under the Lease to the Lessor shall be paid to the Lessor at 274 West 12300 South, Draper, Utah 84020 as follows: Twenty-Nine (29) consecutive Base Period Monthly Rental payments of $268,350.00 commencing on January 1, 2023 through and including the Base Period Monthly Rental payment due on May 1, 2025. The Deposit as set forth on the Schedule shall be applied to the last Base Period Monthly Rental payment due under the Lease.

Lessee, by signature below, acknowledges and agrees that the Lease is in full force and effect and Lessee is not in default thereunder; Lessee's obligations to make all payments under the Lease and the rights of Lessor in and to such amounts, shall be as set forth in the Lease; the Lessee has received no notice of a prior, transfer, assignment, hypothecation or pledge of the Lease or of the rents reserved thereunder; and the Lessee will not modify or consent to any modification of the terms of the Lease or enter into any sublease of the Property or assignment of the Lease without the prior written consent of the Lessor; the Lessee will not move the Property from its locations specified in the Acceptance and Delivery Certificate without the prior written consent of Lessor; the Lessor shall not have any affirmative obligation under the Lease except to take no action to impair Lessee's quiet enjoyment and use of the Property so long as the Lessee is not in default under the terms of the Lease.

[Signature(s) on following page]

\\UTSJ-VS-WFS01.OSFI.Local\Lease Operations\Master Library\Underwriters\Keystone\Keystone Commencement Letter.dotx

[Lease Commencement Letter Signature Page]

Sincerely,

ONSET FINANCIAL, INC.

BY: Laura Assis
Laura de Assis
TITLE: Vice President

Acknowledged by:

LESSEE: **THE SUSTAINABLE GREEN TEAM, LTD.**		LESSEE: **MULCH MANUFACTURING, INC.**	
BY:	[signature]	BY:	[signature]
TITLE:	CPO	TITLE:	CPO
DATE:	11/18/2022	DATE:	11/18/2022